                        ANNUAL REPORT / DECEMBER 31 1998




                            AIM EUROPE GROWTH FUND



                                    Artwork



AIM logo



                    INVEST WITH DISCIPLINE-Registered Trademark-

RAIN, STEAM AND SPEED BY J.M.W. TURNER (1844)
J. M. W. TURNER LIKED TO PAINT EPIC SCENES OF CALAMITY IN WHICH THE FURY OF THE ELEMENTS UNDERLINES HUMANITY'S INSIGNIFICANCE WITHIN NATURE'S PLAN. SIMILAR TO THE TRAIN FIGHTING THROUGH THE MIXED ELEMENTS, THIS SAME SPIRIT IS PROPELLING EUROPE INTO ECONOMIC LEADERSHIP.


Artwork


AIM Europe Growth Fund is for shareholders who seek long-term growth of capital. The Fund invests primarily in equity securities of issuers from European companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT
THIS REPORT:

- AIM Europe Growth Fund (formerly GT Global Europe Growth Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

- During the fiscal year ended 12/31/98 the Fund paid distributions of $0.972 per share for Class A, Class B, and Advisor Class shares.

- When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and expenses.

- Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.

- The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

- International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCH
MARKS CITED IN THIS REPORT:

- The EAFE-Registered Trademark- (Europe, Australasia, and the Far East) Index is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.

- The MSCI Europe Index is a group of unmanaged European securities tracked by Morgan Stanley Capital International.

- The MSCI World Index is a group of unmanaged global securities listed on major world stock exchanges tracked by Morgan Stanley Capital International.

- The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.

- An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends. They do not include sales charges.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                          AIM EUROPE GROWTH FUND

                    ANNUAL REPORT / CHAIRMAN'S LETTER

DEAR FELLOW SHAREHOLDER:

[Mr. Bauer's photo]

As the fiscal year opened, markets were recovering from the concerns produced by financial crises in Asia during 1997, and this optimism early in 1998 led several market indexes to all-time highs in spring and early summer. However, the year was to bring two particularly serious financial shocks, first the debt default by Russia, and later the gathering crisis in Brazil, which devalued its currency shortly after the fiscal year closed. The result was another year of significant market volatility.

  Optimism yielded to pessimism over the summer as global financial crises precipitated a worldwide loss of confidence that affected even previously high-flying U.S. blue chips and market-leading European stocks. The deep market correction bolstered U.S. Treasury issues, whose safety attracts investors in doubtful times.

  Beginning in late September, the U.S. Federal Reserve Board intervened to pump liquidity and confidence into markets. Numerous interest rate cuts in other countries followed. Investors responded favorably, and by year end, equities were again rallying. Of course, not all markets rebounded into positive territory. Europe and the U.S. regained their market leadership, but investors in most emerging markets suffered serious financial loss over the year.

 . . . WE ARE PLEASED
TO NOTE THAT MOST
MUTUAL FUND
SHAREHOLDERS REMAINED
COOL HEADED AND
DID NOT PULL OUT OF THE
MARKETS DURING 1998.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving 1998's level of volatility could have been. Our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.

  In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
  We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
  We thank you for your continued participation in The AIM Family of Funds-Registered Trademark-.

Sincerely,

/s/Charles T. Bauer
-------------------
Charles T. Bauer
Chairman, A I M Advisors, Inc.


                          AIM EUROPE GROWTH FUND

                    ANNUAL REPORT / MANAGERS' OVERVIEW

FUND BRINGS HOME POSITIVE RESULTS FROM EUROPE '98

GLOBAL MARKET VOLATILITY DOMINATED FINANCIAL NEWS IN 1998. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
While 1998 was indeed a roller-coaster year for most world markets, Europe was still one of the best places to be invested. For the fiscal year ended December 31, 1998, the Fund's total return was 16.63% for Class A shares, 15.80% for Class B shares, and 16.88% for Advisor Class shares. In comparison, the MSCI Europe Index brought in a return of 28.53% for the same period.
  Despite the lag in the Fund's return relative to the index, the Fund made tremendous strides toward the close of the reporting period. From the October 8 market low to the end of the fiscal year, the Fund returned 32.13% for Class A shares, 31.94% for Class B shares and 31.99% for Advisor Class shares. In comparison, the MSCI Europe Index, excluding reinvestment of dividends, returned just 25.77% over the same period.

WHAT WERE THE MAJOR FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE FISCAL YEAR?
The Fund performed very well during the first half and the final quarter of 1998. Unfortunately, there were several factors during the third quarter which affected the Fund. In the third quarter, the Fund owned several leading European financial companies and was strongly overweighted in that sector. As fears over the health of the world's financial system spread, many stock prices halved and, although they have subsequently recovered from some of these falls, the Fund's performance suffered. We have since reduced the financial exposure into the rally during the fourth quarter fearing that there could be a significant rise in bad debts in the future.

  Secondly, while being underweighted in the energy sector, the Fund held two oil service companies throughout the year and these holdings performed poorly as the oil price collapsed from over $20 per barrel to around $11 per barrel at the end of 1998. The Fund benefited positively from its avoidance of cyclical and industrial companies and a strong bias towards growth businesses especially in the telecommunication, technology and service sectors. These areas all performed well during the final quarter of 1998.

HOW DID EUROPE'S MARKETS FARE?
Europe was the relative calm spot during a stormy year throughout much of the world. Weaker demand from Asia continued to affect corporate profits around the globe. In August, Russia devalued the ruble and suspended repayment of much of its foreign debt, creating another round of losses, particularly in the financial industry. But while the waters did get a little choppy in Europe at times, overall the region had great performance.

  In early December, markets soared when the countries preparing to enter Europe's Economic and Monetary Union (EMU) participated in a coordinated interest-rate cut. Ten of the 11 EMU countries cut rates to 3%. The Bank of Italy cut its rate to 3.5%. The United Kingdom, which is not participating in the EMU launch, also cut rates significantly. The interest-rate cuts were executed in hopes of aligning monetary policy among nations in the EMU. To read more about EMU and the euro, please see page 3.

DESPITE THE LAG IN THE FUND'S RETURN RELATIVE TO THE INDEX, THE FUND MADE TREMENDOUS STRIDES TOWARD THE CLOSE OF THE REPORTING PERIOD.

PORTFOLIO COMPOSITION
As of December 31, 1998, based on total net assets

TOP 10 EQUITY HOLDINGS
Nokia Oyj "A" (Finland)                           4.8%
Orange PLC (United Kingdom)                       3.4
TNT Post Group N.V. (Netherlands)                 3.0
Vodafone Group PLC (United Kingdom)               2.8
Novartis AG (Switzerland)                         2.8
MobilCom AG (Germany)                             2.4
Axa - UAP (France)                                2.3
TELEFONAKTIEBOLAGET LM Ericsson "B" (Sweden)      2.3
Dassault Systemes S.A. (France)                   2.3
Equant N.V. (Netherlands)                         2.2


TOP 5 INDUSTRIES
Services               29.2%
Finance                22.3
Technology             15.9
Health Care            11.1
Capital Goods           7.4


TOP 5 COUNTRIES
United Kingdom         25.8%
Switzerland            12.6
Finland                10.4
Germany                 9.2
Netherlands             7.2


Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.


                            AIM EUROPE GROWTH FUND

                      ANNUAL REPORT / MANAGERS' OVERVIEW

HOW HAVE YOU MANAGED THE PORTFOLIO IN THIS ENVIRONMENT?
During the course of the year and especially in the second half of 1998, as prospects for GDP expansion are deteriorating, the Fund has moved more aggressively toward good-quality growth companies. In this environment, the fund will continue to focus on those businesses that have pricing power and operate in a growing industry.
  We believe as interest rates continue declining, the earnings multiple that people are willing to attach to genuine and sustainable growth businesses will continue to rise. Meanwhile, many businesses that look "cheap" using static measures will under-perform as earnings are downgraded and their competitive positions deteriorate. We expect competition in Europe to continue heating up as the euro will allow transparent pricing in all European countries.

COULD YOU DESCRIBE A FEW OF YOUR TOP HOLDINGS?
Many holdings in our top 10 list are there because their earnings have directly benefited from Europe's entrepreneurial renaissance. For instance, Nokia of Finland took over market share from entrenched competitors of cellular phones. Nokia has one of the hottest cell phones on the market and they are the first company to develop a mobile phone that can surf the Web. Similarly, we see great potential in our core holding TNT Post Group, European market leader in the express-mail division. We also feel that TNT is in an ideal position to make additional acquisitions using the cash flow from the mail business.

  TNT Post Group also performed well after announcing the acquisition of Jet Services in France, strengthening its express delivery business. Like FedEx in the US, TNT appears increasingly well positioned to benefit from growth in Internet shopping.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
With the introduction of the euro, early 1999 may exhibit a certain degree of volatility. For instance, markets could react to possible tension between politicians wanting further interest-rate cuts and the European Central Bank wanting to be cautious. There is also some question about how strong the euro should be relative to the U.S. dollar, and there may be some volatility in currency markets as a result. However, we expect most of the wrinkles to be ironed out within the first quarter of 1999.
  Another important influence on the markets early in 1999 will be the publication of earnings reports for the fourth quarter of 1998 and outlooks for 1999. These should indicate whether global financial difficulties are having a protracted influence, or whether corporate earnings are more resilient than expected. We anticipate a significant number of earnings disappointments, especially from large multinational companies, but it is possible the market will be more positively affected by further interest-rate cuts than by earnings reports.
  What makes Europe so exciting right now is the change in attitude toward entrepreneurship and investing. With more people bringing their ideas to the marketplace and more citizens becoming shareholders, Europe may be on its way to becoming one of the economic powerhouses of the 21st century.

WELCOME THE EURO

On January 1, 1999, Europe launched a brand new currency-the euro. At first, only 11 countries are adopting it: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. These countries, commonly known as "Euroland," have met the financial and economic criteria required for membership in Europe's Economic and Monetary Union (EMU), and they have agreed to follow certain monetary, exchange rate, and budgetary policies.
  The changeover to euro will take place gradually. New coins and paper currency will not be introduced until January, 2002. Until then, Spanish shoppers will still use pesetas and the French will still use francs, but these will be thought of simply as denominations of the euro-the same way that a quarter is a denomination of a dollar.

A NEW BUSINESS ENVIRONMENT

The euro is expected to bring greater unity to the European business world:
- Price comparison of goods, services, and labor across Europe should be much easier.
- Because of this "price transparency," European companies could be forced to become more competitive. An increase in merger and acquisition activity is expected.
-  The equity markets are likely to become
   broader and more liquid, since European
   companies may find it easier to attract capital across borders.
- Europe's fixed-income markets could also be transformed. Since currency risk will be reduced, Europe's investors can focus on credit risk. Eventually, the euro-denominated debt market could be as large and liquid as that of the U.S.

The introduction of a new currency can present unique risks and uncertainties for investors. Please see your Fund prospectus for more information about these risk factors.

        SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.


                            AIM EUROPE GROWTH FUND

                    ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM EUROPE GROWTH FUND VS. BENCHMARK INDEXES

7/19/85-12/31/98

HYPO Chart

           AIM Europe Growth   MSCI Europe   EAFE Index
           Fund, Class A       Index
           Shares
7/19/85     $9,452              $10,000       $10,000
12/31/85   $12,892              $13,381       $12,741
12/31/86   $18,176              $19,331       $21,653
12/31/87   $19,371              $20,122       $27,051
12/31/88   $21,522              $23,413       $34,784
12/31/89   $30,282              $30,216       $38,540
12/31/90   $25,826              $29,198       $29,601
12/31/91   $26,943              $33,187       $33,300
12/31/92   $23,909              $31,778       $29,354
12/31/93   $30,680              $41,246       $39,025
12/31/94   $28,900              $42,344       $42,171
12/31/95   $31,748              $51,715       $47,042
12/31/96   $37,973              $62,869       $50,034
12/31/97   $42,225              $78,082       $51,064
12/31/98   $49,246             $100,654       $59,097

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/98, including sales charges

CLASS A SHARES
Inception (7/19/85)     12.58%
10 years                 8.01
5 years                  8.69
1 year                  10.24*

CLASS B SHARES
Inception (4/1/93)      11.43%
5 years                  8.94
1 year                  10.80**

ADVISOR CLASS SHARES
Inception (6/1/95)      15.55%
3 years                 16.19
1 year                  16.88

 *16.63%, excluding sales charges
**15.80%, excluding CDSC

Sources: Towers Data Systems HYPO-Registered Trademark-, Morgan Stanley Capital International.
  Your fund's total return includes sales charges, expenses and management fees. The performance of the Fund's Class B and Advisor Class shares will differ from that of Class A shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART

The chart above compares your Fund's Class A shares to benchmark indexes. The purpose of this comparison is to give a general idea of your Fund's relative performance.
  It is important to understand the differences between your Fund and this index. An index measures performance of a hypothetical portfolio. Market indexes such as the MSCI Europe Index and EAFE -Registered Trademark- Index are not managed, incurs no sales charges, expenses, or fees. You cannot invest in an index. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.


                             AIM EUROPE GROWTH FUND

                       ANNUAL REPORT / FOR CONSIDERATION

WHY STAYING FULLY INVESTED
HAS BEEN THE WISEST COURSE

When the stock market turns volatile, many investors feel the impulse to pull their money out of mutual funds. The question then becomes when to get back in. Trying to guess the answer could be very costly.
  No one, not even expert market watchers, can consistently predict what the market will do next. That's why AIM funds stay fully invested even in a down market, and we encourage investors to do the same.
  For long-term investing, the stock market historically has offered the highest returns. For example, the Standard & Poor's Composite Index of 500 Stocks (S&P
500) has reported an annualized total return of 13.579% for the 50 years ending December 31, 1998. Those were five decades of wars, recessions, and political upheaval.
  If you pull your money out whenever markets decline, you could miss some of the market's best days. In August 1998, investors withdrew $11 billion from U.S. mutual funds. Chances are, many of those investors did not put their money back into the market in time for the October rally. In fact, October 1998 turned out to be the strongest month for the Dow Jones Industrial Average in 11 years.
  For international investors, here's another way to look at market timing: If you had invested a hypothetical $10,000 in the Europe, Australasia, and Far East Index tracked by Morgan Stanley Capital International on December 31, 1978, your money would have grown to $118,674 by December 31, 1998. That's an average annual total return of 13.17%. But suppose that during that 20-year period, there were times when you decided to get out of the market. If you missed the market's two best months, your return would have fallen to 11.72%, and your investment would be worth $90,020. If you had missed the market's five best months, your return would have dropped to 10.00% and your investment would be worth $64,624.
  The more you try to time the market, the greater your chances of missing its biggest single-day gains. Keep focused on your financial goals and remember that time, not timing, is key to successful investing. Now may be a good time to visit your financial advisor to talk about your portfolio.
Remember:

-    think long-term
-    diversify your investments
-    avoid market timing
-    maintain realistic expectations

PENALTY FOR MISSING THE MARKET

EAFE INDEX
Average annual total returns, 20 years ended 12/31/98

Fully Invested 240 Months     13.17%

Miss the 2 Best Months        11.72%

Miss the 5 Best Months        10.00%

Miss the 7 Best Months         8.92%

Miss the 9 Best Months         7.87%

Miss the 14 Best Months        5.43%


                            AIM EUROPE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (29.2%)
  Orange PLC-/- .............................................   UK          1,543,401   $ 17,800,947         3.4
    WIRELESS COMMUNICATIONS
  TNT Post Group N.V. .......................................   NETH          488,041     15,720,626         3.0
    TRANSPORTATION - SHIPPING
  Vodafone Group PLC ........................................   UK            898,220     14,539,401         2.8
    WIRELESS COMMUNICATIONS
  MobilCom AG ...............................................   GER            39,499     12,562,692         2.4
    TELECOM - OTHER
  Mannesmann AG .............................................   GER            99,250     11,375,870         2.2
    WIRELESS COMMUNICATIONS
  Telecel - Comunicacaoes Pessoais S.A. .....................   PORT           51,227     10,480,844         2.0
    WIRELESS COMMUNICATIONS
  Swisscom AG-/- ............................................   SWTZ           24,728     10,354,355         2.0
    TELEPHONE NETWORKS
  Telecom Italia SpA ........................................   ITLY        1,189,452     10,125,492         2.0
    TELEPHONE NETWORKS
  Telecom Italia Mobile SpA .................................   ITLY        1,359,699     10,039,576         1.9
    TELEPHONE NETWORKS
  Helsingin Puhelin Oyj (Helsinki Telephone Corp.) ..........   FIN           152,600      9,072,461         1.8
    TELEPHONE NETWORKS
  Corporate Services Group PLC ..............................   UK          3,380,455      8,511,236         1.6
    BUSINESS & PUBLIC SERVICES
  STET Hellas Telecommunications S.A. - ADR-/- {\/} .........   GREC          196,532      6,362,724         1.2
    WIRELESS COMMUNICATIONS
  EM.TV & Merchandising AG ..................................   GER            11,063      6,306,919         1.2
    BROADCASTING & PUBLISHING
  ASSA Abloy AB "B" .........................................   SWDN          122,267      4,667,829         0.9
    BUSINESS & PUBLIC SERVICES
  Esat Telecom Group PLC - ADR-/- {\/} ......................   IRE            77,500      2,983,750         0.6
    TELEPHONE NETWORKS
  Panafon Hellenic Telecom S.A.-/- ..........................   GREC           31,411        842,178         0.2
    WIRELESS COMMUNICATIONS
                                                                                        ------------
                                                                                         151,746,900
                                                                                        ------------
Finance (22.3%)
  Axa - UAP .................................................   FR             82,862     12,007,911         2.3
    INSURANCE - MULTI-LINE
  Zurich Allied AG ..........................................   SWTZ           13,853     10,259,613         2.0
    INSURANCE - MULTI-LINE
  ING Groep N.V. ............................................   NETH          166,578     10,155,032         2.0
    OTHER FINANCIAL
  UBS AG - Registered .......................................   SWTZ           32,455      9,973,791         1.9
    BANKS-MONEY CENTER
  Unicredito Italiano SpA ...................................   ITLY        1,680,892      9,927,505         1.9
    OTHER FINANCIAL
  Abbey National PLC ........................................   UK            456,001      9,753,246         1.9
    BANKS-SUPER REGIONAL
  Safra Republic Holdings S.A.{\/} ..........................   LUX           156,000      8,502,000         1.6
    OTHER FINANCIAL

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Lloyds TSB Group PLC ......................................   UK            575,860   $  8,163,394         1.6
    BANKS-MONEY CENTER
  Nordbanken Holding AB .....................................   SWDN        1,135,143      7,269,389         1.4
    BANKS-REGIONAL
  ForeningsSparbanken AB ....................................   SWDN          255,682      6,612,466         1.3
    BANKS-REGIONAL
  Mediolanum SpA ............................................   ITLY          875,230      6,493,129         1.3
    INSURANCE-LIFE
  Skandia Forsakrings AB Free ...............................   SWDN          414,494      6,329,711         1.2
    INSURANCE - MULTI-LINE
  CGU PLC ...................................................   UK            327,013      5,105,833         1.0
    INSURANCE - MULTI-LINE
  BPI-SGPS S.A. .............................................   PORT          141,607      4,809,890         0.9
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                         115,362,910
                                                                                        ------------
Technology (15.9%)
  Dassault Systemes S.A. ....................................   FR            247,694     11,641,330         2.3
    COMPUTERS & PERIPHERALS
  Equant N.V.-/- {V} ........................................   NETH          163,518     11,377,073         2.2
    NETWORKING
  TT Tieto Oy "B" ...........................................   FIN           228,328     10,169,814         2.0
    COMPUTERS & PERIPHERALS
  Saville Systems PLC - ADR{\/} .............................   IRE           467,000      8,873,000         1.7
    TELECOM TECHNOLOGY
  SAP AG Non-Voting .........................................   GER            18,153      8,662,545         1.7
    COMPUTERS & PERIPHERALS
  Misys PLC .................................................   UK          1,120,686      8,176,234         1.6
    SOFTWARE
  Mobistar S.A.-/- ..........................................   BEL           151,688      7,617,328         1.5
    TELECOM TECHNOLOGY
  Computacenter PLC-/- ......................................   UK            869,978      6,361,592         1.2
    COMPUTERS & PERIPHERALS
  Sonera Group Oyj-/- .......................................   FIN           194,800      3,440,008         0.7
    TELECOM TECHNOLOGY
  Energis PLC-/- ............................................   UK            151,300      3,381,941         0.7
    TELECOM TECHNOLOGY
  JBA Holdings PLC ..........................................   UK            515,660      1,585,404         0.3
    SOFTWARE
                                                                                        ------------
                                                                                          81,286,269
                                                                                        ------------
Health Care (11.1%)
  Novartis AG ...............................................   SWTZ            7,389     14,528,328         2.8
    PHARMACEUTICALS
  Roche Holding AG ..........................................   SWTZ              864     10,545,179         2.0
    PHARMACEUTICALS
  SmithKline Beecham PLC ....................................   UK            732,592     10,269,566         2.0
    PHARMACEUTICALS
  Glaxo Wellcome PLC ........................................   UK            292,286     10,040,453         1.9
    PHARMACEUTICALS

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Health Care (Continued)
  Nycomed Amersham PLC ......................................   UK          1,034,910   $  7,137,654         1.4
    PHARMACEUTICALS
  Genset - ADR-/- {\/} ......................................   FR            159,794      4,414,309         0.9
    BIOTECHNOLOGY
  Primamedic Ltd.-/- ........................................   ASTRI         618,200        685,541         0.1
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          57,621,030
                                                                                        ------------
Capital Goods (7.4%)
  Nokia Oyj "A" .............................................   FIN           205,148     24,956,688         4.8
    TELECOM EQUIPMENT
  Telefonaktiebolaget LM Ericsson "B" .......................   SWDN          495,180     11,769,672         2.3
    TELECOM EQUIPMENT
  Altran Technologies S.A. ..................................   FR              6,074      1,464,845         0.3
    MACHINERY & ENGINEERING
                                                                                        ------------
                                                                                          38,191,205
                                                                                        ------------
Consumer Non-Durables (7.3%)
  Nestle S.A. - Registered ..................................   SWTZ            4,534      9,872,313         1.9
    FOOD
  Cadbury Schweppes PLC .....................................   UK            572,834      9,748,405         1.9
    FOOD
  Tabacalera S.A. "A" .......................................   SPN           265,300      6,685,254         1.3
    TOBACCO
  Diageo PLC ................................................   UK            499,547      5,607,981         1.1
    BEVERAGES - ALCOHOLIC
  Raisio Group PLC-/- .......................................   FIN           500,807      5,502,834         1.1
    FOOD
                                                                                        ------------
                                                                                          37,416,787
                                                                                        ------------
Energy (3.3%)
  BP Amoco PLC ..............................................   UK            471,997      7,036,173         1.4
    OIL
  Petroleum Geo-Services ASA-/- .............................   NOR           422,448      5,393,758         1.0
    ENERGY EQUIPMENT & SERVICES
  Coflexip - ADR{\/} ........................................   FR            150,769      4,843,454         0.9
    ENERGY EQUIPMENT & SERVICES
                                                                                        ------------
                                                                                          17,273,385
                                                                                        ------------
Consumer Durables (1.7%)
  Porsche AG Preferred-/- ...................................   GER             3,741      8,530,845         1.7
    AUTOMOBILES
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $441,896,026) ................                            507,429,331        98.2
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1998, with State Street Bank & Trust
   Co., due January 4, 1999, for an effective yield of 4.50%, collateralized by $10,370,000 U.S. Treasury Bonds, 8.75%
   due 5/15/17 (market value of collateral is $14,513,396,
   including accrued interest) (cost $14,223,000) ...........                           $ 14,223,000         2.8
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $456,119,026)  * ....................                            521,652,331       101.0
Other Assets and Liabilities ................................                             (5,000,159)       (1.0)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $516,652,172       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {V}  Security is denominated in French Francs.
          * For Federal income tax purposes, cost is $461,177,839 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  96,242,133
                 Unrealized depreciation:           (35,767,641)
                                                  -------------
                 Net unrealized appreciation:     $  60,474,492
                                                  -------------
                                                  -------------

             Abbreviation:
             ADR--American Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS {D}
                                        ------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER      TOTAL
--------------------------------------  ------   -------------   -----
Austria (ASTRI/ATS) ..................    0.1                      0.1
Belgium (BEL/BEF) ....................    1.5                      1.5
Finland (FIN/FIM) ....................   10.4                     10.4
France (FR/FRF) ......................    6.7                      6.7
Germany (GER/DEM) ....................    9.2                      9.2
Greece (GREC/GRD) ....................    1.4                      1.4
Ireland (IRE/IEP) ....................    2.3                      2.3
Italy (ITLY/ITL) .....................    7.1                      7.1
Luxembourg (LUX/LUF) .................    1.6                      1.6
Netherlands (NETH/NLG) ...............    7.2                      7.2
Norway (NOR/NOK) .....................    1.0                      1.0
Portugal (PORT/PTE) ..................    2.9                      2.9
Spain (SPN/ESP) ......................    1.3                      1.3
Sweden (SWDN/SEK) ....................    7.1                      7.1
Switzerland (SWTZ/CHF) ...............   12.6                     12.6
United Kingdom (UK/GBP) ..............   25.8                     25.8
United States (US/USD) ...............                1.8          1.8
                                        ------      -----        -----
Total  ...............................   98.2         1.8        100.0
                                        ------      -----        -----
                                        ------      -----        -----

--------------

{d}  Percentages indicated are based on net assets of $516,652,172.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $456,119,026) (Note 1)............................  $521,652,331
  U.S. currency....................................................................  $     891
  Foreign currencies (cost $566,885)...............................................    572,681      573,572
                                                                                     ---------
  Receivable for Fund shares sold.............................................................    6,979,690
  Dividends and dividend withholding tax reclaims receivable..................................      438,913
  Miscellaneous and interest receivable.......................................................        5,208
                                                                                                -----------
    Total assets..............................................................................  529,649,714
                                                                                                -----------
Liabilities:
  Payable for Fund shares repurchased.........................................................   11,326,788
  Payable for securities purchased............................................................      572,681
  Payable for service and distribution expenses (Note 2)......................................      488,767
  Payable for investment management and administration fees (Note 2)..........................      431,502
  Payable for transfer agent fees (Note 2)....................................................      104,812
  Payable for custodian fees..................................................................       19,043
  Payable for professional fees...............................................................       15,518
  Payable for fund accounting fees (Note 2)...................................................       11,935
  Payable for printing and postage expenses...................................................       10,316
  Payable for registration and filing fees....................................................        5,169
  Payable for Trustees' fees and expenses (Note 2)............................................        5,106
  Other accrued expenses......................................................................        5,905
                                                                                                -----------
    Total liabilities.........................................................................   12,997,542
                                                                                                -----------
Net assets....................................................................................  $516,652,172
                                                                                                -----------
                                                                                                -----------
Class A:
Net asset value and redemption price per share ($415,066,115 DIVIDED BY 26,485,045 shares
 outstanding).................................................................................  $     15.67
                                                                                                -----------
                                                                                                -----------
Maximum offering price per share (100 DIVIDED BY 94.5 of $15.67) *............................  $     16.58
                                                                                                -----------
                                                                                                -----------
Class B:+
Net asset value and offering price per share ($99,943,136 DIVIDED BY 6,551,353 shares
 outstanding).................................................................................  $     15.26
                                                                                                -----------
                                                                                                -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,642,921 DIVIDED
 BY 103,868 shares outstanding)...............................................................  $     15.82
                                                                                                -----------
                                                                                                -----------
Net assets consist of:
  Paid in capital (Note 4)....................................................................  $364,202,132
  Accumulated net realized gain on investments and foreign currency transactions..............   86,905,207
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies.................................................................................       11,528
  Net unrealized appreciation of investments..................................................   65,533,305
                                                                                                -----------
Total -- representing net assets applicable to capital shares outstanding.....................  $516,652,172
                                                                                                -----------
                                                                                                -----------

--------------
   * On sales of $25,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $1,801,354)............................  $ 9,216,947
  Interest income...........................................................................      782,335
  Securities lending income.................................................................      563,149
                                                                                              -----------
    Total investment income.................................................................   10,562,431
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    5,643,072
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $ 1,649,617
    Class B....................................................................    1,052,508    2,702,125
                                                                                 -----------
  Interest expense (Note 1).................................................................    1,549,511
  Transfer agent fees.......................................................................    1,215,665
  Custodian fees............................................................................      414,640
  Printing and postage expenses.............................................................      390,815
  Registration and filing fees..............................................................      163,150
  Fund accounting fees (Note 2).............................................................      158,561
  Professional fees.........................................................................      157,950
  Trustees' fees and expenses (Note 2)......................................................       16,060
  Other expenses............................................................................       32,313
                                                                                              -----------
    Total expenses before reductions........................................................   12,443,862
                                                                                              -----------
      Expense reductions (Note 5)...........................................................      (30,709)
                                                                                              -----------
    Total net expenses......................................................................   12,413,153
                                                                                              -----------
Net investment loss.........................................................................   (1,850,722)
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies: (Note
  1)
  Net realized gain on investments.............................................  118,937,449
  Net realized gain on foreign currency transactions...........................      119,748
                                                                                 -----------
    Net realized gain during the year.......................................................  119,057,197
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies...........................................      217,346
  Net change in unrealized appreciation of investments.........................    6,189,915
                                                                                 -----------
    Net unrealized appreciation during the year.............................................    6,407,261
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies......................  125,464,458
                                                                                              -----------
Net increase in net assets resulting from operations........................................  $123,613,736
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                               YEAR ENDED      YEAR ENDED
                                                                              DECEMBER 31,    DECEMBER 31,
                                                                                  1998            1997
                                                                             --------------  --------------
Increase (Decrease) in net assets
Operations:
  Net investment loss......................................................  $   (1,850,722) $   (2,163,876)
  Net realized gain on investments and foreign currency transactions.......     119,057,197     107,144,938
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies............................         217,346        (237,701)
  Net change in unrealized appreciation (depreciation) of investments......       6,189,915     (31,970,694)
                                                                             --------------  --------------
    Net increase in net assets resulting from operations...................     123,613,736      72,772,667
                                                                             --------------  --------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................     (28,578,354)       (368,261)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................      (6,161,419)        (76,445)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................         (89,449)         (1,099)
                                                                             --------------  --------------
    Total distributions....................................................     (34,829,222)       (445,805)
                                                                             --------------  --------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................   5,304,793,872   2,415,165,409
  Decrease from capital shares repurchased.................................  (5,368,180,025) (2,538,538,626)
                                                                             --------------  --------------
    Net decrease from capital share transactions...........................     (63,386,153)   (123,373,217)
                                                                             --------------  --------------
Total increase (decrease) in net assets....................................      25,398,361     (51,046,355)
Net assets:
  Beginning of year........................................................     491,253,811     542,300,166
                                                                             --------------  --------------
  End of year *............................................................  $  516,652,172  $  491,253,811
                                                                             --------------  --------------
                                                                             --------------  --------------
 * Includes undistributed net investment income............................  $           --  $           --
                                                                             --------------  --------------
                                                                             --------------  --------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                          1998  (d)   1997  (d)   1996  (d)   1995  (d)   1994  (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.32   $   12.89   $   10.88   $   10.03   $   10.84
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.03)      (0.04)      (0.03)       0.04        0.06
  Net realized and unrealized gain
   (loss) on investments................       2.35        1.48        2.16        0.95       (0.69)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       2.32        1.44        2.13        0.99       (0.63)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --       (0.10)      (0.05)
  From net realized gain on
   investments..........................      (0.97)      (0.01)      (0.12)      (0.04)         --
  In excess of net realized gain on
   investments..........................         --          --          --          --       (0.13)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.97)      (0.01)      (0.12)      (0.14)      (0.18)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   15.67   $   14.32   $   12.89   $   10.88   $   10.03
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      16.63%      11.20%      19.61%       9.86%       (5.8)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 415,066   $ 407,004   $ 453,792   $ 483,375   $ 646,313
Ratio of net investment income (loss) to
 average net assets.....................      (0.20)%     (0.29)%     (0.26)%      0.38%       0.61%
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions (Note 5)......       1.75%       1.75%       1.82%       1.83%       1.73%
  Without expense reductions............       1.75%       1.89%       1.88%       1.89%       1.81%
Ratio of interest expense to average net
 assets++...............................       0.27%        N/A         N/A         N/A         N/A
Portfolio turnover rate++...............         97%        107%        123%        108%         91%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                          1998  (d)   1997  (d)   1996  (d)   1995  (d)   1994  (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.06   $   12.73   $   10.81   $    9.97   $   10.79
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.14)      (0.13)      (0.11)      (0.03)         --
  Net realized and unrealized gain
   (loss) on investments................       2.31        1.47        2.15        0.94       (0.69)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       2.17        1.34        2.04        0.91       (0.69)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --       (0.03)         --
  From net realized gain on
   investments..........................      (0.97)      (0.01)      (0.12)      (0.04)         --
  In excess of net realized gain on
   investments..........................         --          --          --          --       (0.13)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.97)      (0.01)      (0.12)      (0.07)      (0.13)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   15.26   $   14.06   $   12.73   $   10.81   $    9.97
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      15.80%      10.55%      18.79%       9.20%      (6.38)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  99,943   $  81,011   $  87,092   $  73,025   $  81,602
Ratio of net investment income (loss) to
 average net assets.....................      (0.85)%     (0.94)%     (0.91)%     (0.27)%     (0.04)%
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions (Note 5)......       2.40%       2.40%       2.47%       2.48%       2.38%
  Without expense reductions............       2.40%       2.54%       2.53%       2.54%       2.46%
Ratio of interest expense to average net
 assets++...............................       0.27%        N/A         N/A         N/A         N/A
Portfolio turnover rate++...............         97%        107%        123%        108%         91%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                              ADVISOR CLASS+
                                          ------------------------------------------------------
                                                        YEAR ENDED                 JUNE 1, 1995
                                                       DECEMBER 31,                     TO
                                          ---------------------------------------  DECEMBER 31,
                                            1998  (d)     1997  (d)    1996  (d)     1995  (d)
                                          -------------  -----------  -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   14.41     $   12.92    $   10.85     $   10.24
                                          -------------  -----------  -----------  -------------
Income from investment operations:
  Net investment income (loss)..........         0.02          0.01         0.01          0.08
  Net realized and unrealized gain
   (loss) on investments................         2.36          1.49         2.18          0.71
                                          -------------  -----------  -----------  -------------
    Net increase (decrease) from
     investment operations..............         2.38          1.50         2.19          0.79
                                          -------------  -----------  -----------  -------------
Distributions to shareholders:
  From net investment income............           --            --           --         (0.14)
  From net realized gain on
   investments..........................        (0.97)        (0.01)       (0.12)        (0.04)
  In excess of net realized gain on
   investments..........................           --            --           --            --
                                          -------------  -----------  -----------  -------------
    Total distributions.................        (0.97)        (0.01)       (0.12)        (0.18)
                                          -------------  -----------  -----------  -------------
Net asset value, end of period..........    $   15.82     $   14.41    $   12.92     $   10.85
                                          -------------  -----------  -----------  -------------
                                          -------------  -----------  -----------  -------------

Total investment return (c).............        16.88%        11.64%       20.21%         7.75%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $   1,643     $   3,239    $   1,416     $     718
Ratio of net investment income (loss) to
 average net assets.....................         0.15%         0.06%        0.09%         0.73%(a)
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions (Note 5)......         1.40%         1.40%        1.47%         1.48%(a)
  Without expense reductions............         1.40%         1.54%        1.53%         1.54%(a)
Ratio of interest expense to average net
 assets++...............................         0.27%          N/A          N/A           N/A
Portfolio turnover rate++...............           97%          107%         123%          108%(a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                               December 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Europe Growth Fund (the "Fund") formerly GT Global Europe Growth Fund, is a separate series of AIM Growth Series (the "Trust") formerly GT Global Growth Series. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Trust has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of Fund shares and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued to amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counter party is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently market-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of on over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other then normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1998, stocks with an aggregate value of approximately $16,294,685 were on loan to brokers. The loans were secured by cash collateral of $17,024,659, received by the Fund. For the year ended December 31, 1998, the Fund received securities lending fees of $563,149.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the

Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains.

(J) DISTRIBUTION TO SHAREHOLDERS
Distribution to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On December 31, 1998, the Fund had no outstanding loans.

For the year ended December 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $40,237,214 with a weighted average interest rate of 6.26%. Interest expense for the year ended December 31, 1998 was $1,539,318. Other interest expense amounted to $10,193.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator, and as of December 14, 1998, sub-advisory and sub-administration responsibility for the Fund was transferred from INVESCO (NY), Inc.,(formerly, Chancellor LGT Asset Management, Inc.) to INVESCO Asset Management Ltd., both indirect wholly-owned subsidiaries of AMVESCAP PLC. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO
(NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. Also, as of the close of business on May 29, 1998, A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor, and the Trust was reorganized from a Massachusetts business trust into a Delaware business trust. Finally, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as transfer agent of the Fund as of the close of business on September 4, 1998.

The Fund pays investment management and administration fees to the Manager at the following annualized rates: 0.975% on the first $500 million of the average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1998, AIM Distributors and GT Global retained $55,381 and $789, respectively, of such sales charges. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected such CDSCs in the amount of $29,478 and $0, respectively, for the year ended December 31, 1998. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. During the year ended December 31, 1998, AIM Distributors and GT Global collected such CDSCs in the amount of $199,555 and $178,096, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which a Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A or Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge.

The Manager and AIM Distributors have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes,interest, and extraordinary items) to the maximum annual level of 2.00%, 2.65%, and 1.65% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period January 1, 1998 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% to the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $551,235,800 and $637,985,802, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the period.

4. CAPITAL SHARES
At December 31, 1998, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                           YEAR ENDED                          YEAR ENDED
                                        DECEMBER 31, 1998                   DECEMBER 31, 1997
                                ---------------------------------   ---------------------------------
CLASS A                             SHARES            AMOUNT            SHARES            AMOUNT
------------------------------  ---------------   ---------------   ---------------   ---------------
Shares sold...................      284,179,353   $ 4,678,178,730       146,863,882   $ 2,008,141,712
Shares issued in connection
  with reinvestment of
  distributions...............        1,565,424        23,371,501            20,229           286,488
                                ---------------   ---------------   ---------------   ---------------
                                    285,744,777     4,701,550,231       146,884,111     2,008,428,200
Shares repurchased............     (287,680,343)   (4,771,589,437)     (153,681,853)   (2,115,903,158)
                                ---------------   ---------------   ---------------   ---------------
Net decrease..................       (1,935,566)  $   (70,039,206)       (6,797,742)  $  (107,474,958)
                                ---------------   ---------------   ---------------   ---------------
                                ---------------   ---------------   ---------------   ---------------

CLASS B
------------------------------
Shares sold...................       29,683,015   $   488,430,227        25,162,463   $   340,605,118
Shares issued in connection
  with reinvestment of
  distributions...............          370,423         5,382,231             4,768            66,175
                                ---------------   ---------------   ---------------   ---------------
                                     30,053,438       493,812,458        25,167,231       340,671,293
Shares repurchased............      (29,265,734)     (483,839,015)      (26,243,592)     (357,657,223)
                                ---------------   ---------------   ---------------   ---------------
Net increase (decrease).......          787,704   $     9,973,443        (1,076,361)  $   (16,985,930)
                                ---------------   ---------------   ---------------   ---------------
                                ---------------   ---------------   ---------------   ---------------
ADVISOR CLASS
------------------------------
Shares sold...................        6,484,352   $   109,346,851         4,798,844   $    66,064,822
Shares issued in connection
  with reinvestment of
  distributions...............            5,605            84,332                77             1,094
                                ---------------   ---------------   ---------------   ---------------
                                      6,489,957       109,431,183         4,798,921        66,065,916
Shares repurchased............       (6,610,936)     (112,751,573)       (4,683,709)      (64,978,245)
                                ---------------   ---------------   ---------------   ---------------
Net increase (decrease).......         (120,979)  $    (3,320,390)          115,212   $     1,087,671
                                ---------------   ---------------   ---------------   ---------------
                                ---------------   ---------------   ---------------   ---------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $30,709 under these arrangements.
--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For the fiscal year ended December 31, 1998, the amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.3013 per share (representing a total of $10,719,966). The amount of taxes paid by the Fund to such countries for the fiscal year ended December 31, 1998 was $.0505 per share (representing a total of $1,795,341). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund during the fiscal year ended December 31, 1998:

COUNTRY                         GROSS INCOME %   FOREIGN TAX PAID %
------------------------------  --------------   ------------------
Finland.......................        0.76               2.65
France........................        2.94              22.91
Germany.......................        0.49               1.15
Italy.........................        1.31               4.56
Netherlands...................        2.86               8.44
Portugal......................        0.47               1.90
Sweden........................        3.40              11.85
Switzerland...................        3.03              20.14
United Kingdom................       10.33              25.92
                                   -------            -------
                                     25.59              99.52
Nonqualifying.................        0.02               0.48
United States.................       74.39                 --
                                   -------            -------
                                    100.00%            100.00%
                                   -------            -------
                                   -------            -------

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $59,633,841 as a capital gain dividend for the fiscal year ended December 31, 1998.

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Europe Growth Fund (formerly GT Global Europe Growth
Fund) and Board of Trustees of AIM Growth Series (formerly GT Global Growth Series):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Europe Growth Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
FEBRUARY 19, 1999

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of G.T. Global Growth Series, now known as AIM Growth Series (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B shares of each Fund.

(4) To approve changes to the fundamental investment restrictions of each Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                   VOTES      WITHHELD/
      TRUSTEE/MATTER                                                 VOTES FOR    AGAINST    ABSTENTIONS
      ------------------------------------------------------------  -----------  ----------  -----------
(1)   C. Derek Anderson...........................................   71,221,289         N/A    5,894,682
      Frank S. Bayley.............................................   71,241,614         N/A    5,874,357
      William J. Guilfoyle........................................   71,251,357         N/A    5,864,614
      Arthur C. Patterson.........................................   71,255,705         N/A    5,860,266
      Ruth H. Quigley.............................................   71,264,495         N/A    5,851,476
(2)(a) Approval of investment management and administration
       contract...................................................   14,397,200     652,963    4,671,075*
(2)(b) Approval of sub-advisory and sub-administration contract....  14,281,522     717,513    4,722,203*
(3)   Approval of replacement Rule 12b-1 plans of distribution
       CLASS A....................................................   14,227,084     624,075    1,197,738
      CLASS B.....................................................    3,055,819     108,616      272,838
(4)(a) Modification of Fundamental Restriction on Portfolio
       Diversification............................................   14,170,549     767,713    4,782,976*
(4)(b) Modification of Fundamental Restriction on Concentration....  14,168,172     770,090    4,782,976*
(4)(c) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................   14,175,588     762,674    4,782,976*
(4)(d) Modification of Fundamental Restriction on Making Loans.....  14,176,958     761,304    4,782,976*
(4)(e) Modification of Fundamental Restriction on Underwriting
       Securities.................................................   14,168,644     769,618    4,782,976*
(4)(f) Modification of Fundamental Restriction on Real Estate
       Investments................................................   14,168,935     769,327    4,782,976*
(4)(g) Modification of Fundamental Restriction on Investing in
       Commodities................................................   14,162,330     775,932    4,782,976*
(4)(h) Elimination of Fundamental Restriction on Margin
       Transactions...............................................   14,163,393     774,869    4,782,976*
(4)(i) Elimination of Fundamental Restriction on Pledging Assets...  14,166,466     771,796    4,782,976*
(4)(j) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................   14,167,137     771,125    4,782,976*
(4)(k) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................   14,175,682     762,580    4,782,976*
(4)(l) Elimination of Fundamental Restriction on Purchasing
       Securities of Issuers in Which Officers and Board Members
       of the Trust and Its Affiliates Own Securities.............   14,165,870     772,392    4,782,976*
(4)(m) Elimination of Fundamental Restriction on Joint
       Participation in a Securities Trading Account..............   14,168,935     769,327    4,782,976*
(4)(n) Elimination of Fundamental Restriction on Selling Securities
       Short......................................................   14,155,886     782,376    4,782,976*
(4)(o) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................   14,164,472     773,790    4,782,976*
(5)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................   54,496,135   2,507,411   20,112,425*
(6)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       Independent Public Accountants.............................   71,858,619   1,177,277    4,080,070

--------------------------
  * Includes Broker Non-Votes

                           AIM MANAGEMENT

BOARD OF TRUSTEES

C. Derek Anderson
President, Plantagenet Capital
Management, LLC (an investment
partnership); Chief Executive Officer,
Plantagenet Holdings, Ltd.
(an investment banking firm)

Frank S. Bayley
Partner, law firm of
Baker & McKenzie

Robert H. Graham
President and Chief Executive Officer,
A I M Management Group Inc.

Arthur C. Patterson
Managing Partner, Accel Partners
(a venture capital firm)

Ruth H. Quigley
Private Investor


OFFICERS

Robert H. Graham
Chairman and President

Dana R. Sutton
Vice President & Assistant Treasurer

Kenneth W. Chancey
Vice President & Principal
Accounting Officer

John J. Arthur
Vice President

Melville B. Cox
Vice President

Gary T. Crum
Vice President

Carol F. Relihan
Vice President

Samuel D. Sirko
Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Pamela Ruddock
Assistant Treasurer

Paul Wozniak
Assistant Treasurer


OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046


INVESTMENT MANAGER

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


SUB-ADVISOR

INVESCO Asset Management Ltd.
11 Devonshire Square
London EC2M 4YR
England


TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739


CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


COUNSEL TO THE FUND

Kirkpatrick & Lockhart, LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800


COUNSEL TO THE TRUSTEES

Paul, Hastings, Janofsky & Walker LLP
Twenty Third Floor
555 South Flower Street
Los Angeles, CA 90071


DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


AUDITORS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

HOW AIM MAKES INVESTING
EASY FOR YOU


- LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

-    AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS.
     Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

- AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

- EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

- SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

- EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds-Registered Trademark-. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

- RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

- TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

- WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

CURRENT SHAREHOLDERS
CAN CALL OUR
AIM INVESTOR LINE AT
800-246-5463
FOR 24-HOUR-A-DAY
ACCOUNT INFORMATION.

THE AIM FAMILY OF FUNDS-Registered Trademark-

GROWTH FUNDS
AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Equity Fund(2), (A)
AIM Select Growth Fund(3)
AIM Small Cap Growth Fund(2), (B)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund

GROWTH & INCOME FUNDS
AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund
AIM Basic Value Fund(2), (C)
AIM Charter Fund

INCOME FUNDS
AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund

TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund


MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

INTERNATIONAL GROWTH FUNDS
AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)

GLOBAL GROWTH FUNDS
AIM Global Aggressive Growth Fund
AIM Global Growth Fund

GLOBAL GROWTH & INCOME FUNDS
AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund

GLOBAL INCOME FUNDS
AIM Emerging Markets Debt Fund(2), (D)
AIM Global Government Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)

THEME FUNDS
AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM Global Trends Fund(2), (E)

A I M MANAGEMENT GROUP INC. HAS PROVIDED
LEADERSHIP IN THE MUTUAL FUND INDUSTRY
SINCE 1976 AND MANAGED APPROXIMATELY $109 BILLION IN ASSETS FOR MORE THAN 6.2 MILLION SHAREHOLDERS, INCLUDING INDIVIDUAL INVESTORS,
CORPORATE CLIENTS, AND FINANCIAL INSTITUTIONS,
AS OF DECEMBER 31, 1998.
  THE AIM FAMILY OF FUNDS-Registered Trademark- IS DISTRIBUTED
NATIONWIDE, AND AIM TODAY IS THE 10TH-LARGEST MUTUAL FUND COMPLEX IN THE U.S. IN ASSETS UNDER MANAGEMENT, ACCORDING TO STRATEGIC INSIGHT, AN INDEPENDENT MUTUAL FUND MONITOR.

(1)AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


ERG-AR-1